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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated June 23, 1995, included in this Form 11-K, into Southwest Gas Corporation's previously filed registration statements (File Nos. 33-35637 and 33-58135).



                                 ARTHUR ANDERSEN LLP




Las Vegas, Nevada
June 26, 1995